                                                                 Exhibit 10.1(A)
                                                                  CONFORMED COPY

                    AMENDMENT NO. 3 TO CREDIT AGREEMENTS

     AMENDMENT NO. 3 dated as of September 27, 2001 to each of the Second Amended and Restated Credit Agreement (as previously amended by Amendment No. 1 to Credit Agreements ("Amendment No. 1") dated as of September 18, 2000 and Amendment No. 2 to Credit Agreements ("Amendment No. 2") dated as of May 9, 2001, the "Second AR Credit Agreement") and the Credit Agreement (as previously amended by Amendment No. 1 and Amendment No. 2, the "June 2000 Credit Agreement"; the Second AR Credit Agreement and the June 2000 Credit Agreement are together the "Credit Agreements" and each is individually a "Credit Agreement"), each dated as of June 26, 2000 among Young Broadcasting Inc., a Delaware corporation (the "Borrower"), the banks and other financial institutions listed on the signature pages thereof, Bankers Trust Company, as Administrative Agent (in such capacity, the "Administrative Agent") and, in the case of the Second AR Credit Agreement only, as Issuing Bank, and First Union National Bank and CIBC World Markets Corp., as Syndication Agents.


                              W I T N E S S E T H:

     WHEREAS, the Borrower has asked the Lenders under each Credit Agreement to agree to certain amendments to the covenants contained in the Credit Agreements, and the Lenders are willing to do so on the terms and conditions set forth herein;

     NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.01. Definitions. As used herein, (i) capitalized terms defined
                   -----------
in, or defined by reference in, both Credit Agreements with identical meanings and not otherwise defined herein, have the respective meanings provided for in the Credit Agreements, and (ii) capitalized terms not otherwise defined herein that are defined in, or by reference in, one of the Credit Agreements and not defined in the other Credit Agreement, have the respective meanings provided for in the Credit Agreement wherein such term is defined.

                                   ARTICLE II

                                    AMENDMENT

     SECTION 2.01. Amendment to Interest Coverage Ratio. Section 5.01(m) of each
                   ------------------------------------
of the Credit Agreements is amended by deleting the ratio "1.40x" set forth in the table contained therein opposite the Fiscal Quarter ending September 30, 2001 and inserting in its place the ratio "1.25x".

     SECTION 2.02. Amendment to Debt to Operating Cash Flow Ratio. Section
                   ----------------------------------------------
5.01(o) of each of the Credit Agreements is amended by deleting the ratio "7.40x" set forth in the table contained therein opposite the Fiscal Quarter ending September 30, 2001 and inserting in its place the ratio "7.85x".

                                   ARTICLE III

                                  MISCELLANEOUS

     SECTION 3.01. Representations Correct; No Default. The Borrower represents
                   -----------------------------------
and warrants that on and as of the date hereof: (i) the representations and warranties contained in each of the Credit Agreements and each of the other Loan Documents are correct; and (ii) no event has occurred and is continuing which (assuming the effectiveness of this Amendment) constitutes (or would constitute) a Default.

     SECTION 3.02. Effectiveness. This Amendment No. 3 shall become effective
                   -------------
upon the date (the "Effective Date") when the Administrative Agent receives duly executed counterparts hereof signed by the Borrower, each Guarantor and the Majority Lenders (or, in the case of any party as to which an executed counterpart thereof shall not have been received, receipt by the Administrative Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

     SECTION 3.03. GOVERNING LAW. THIS AMENDMENT NO. 3 SHALL BE GOVERNED BY, AND
                   -------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


     SECTION 3.04. Effect of Amendments. Except as expressly set forth herein,
                   --------------------
the amendments contained herein shall not constitute a waiver or amendment of any term or condition of either of the Credit Agreements or any other Loan Document, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.

     SECTION 3.05. Execution in Counterparts. This Amendment No. 3 may be
                   -------------------------
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed being deemed an original and all of which taken together constituting one and the same agreement.

                  (remainder of page intentionally left blank)

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be executed by their respective authorized officers as of the date first above written.

                                YOUNG BROADCASTING INC.

                                By: /s/ James A. Morgan
                                    -------------------------------------
                                    Title: Executive Vice President
                                    and Chief Financial Officer


                                BANKERS TRUST COMPANY, AS
                                ADMINISTRATIVE AGENT


                                By: /s/ Gregory Shefrin
                                    -------------------------------------
                                    Title: Director


                                FIRST UNION NATIONAL BANK, AS
                                SYNDICATION AGENT


                                By: /s/ Joe Mynatt
                                    -------------------------------------
                                    Title: Vice President


                                CIBC WORLD MARKETS CORP., AS
                                SYNDICATION AGENT


                                By: /s/ Tefta Ghilaga
                                    -------------------------------------
                                    Title: Executive Director


                                BANKS

                                ADDISON CDO, LIMITED (Acct 1279)
                                By: Pacific Investment Management Company
                                LLC, as its Investment Advisor

                                By:
                                    -------------------------------------
                                    Name:
                                    Title:

                                AERIES FINANCE-II LTD.
                                By: INVESCO Senior Secured
                                Management, Inc. as Sub-Managing Agent

                                By:
                                    -------------------------------------
                                    Name:
                                    Title:


                                AIM FLOATING RATE FUND
                                By: INVESCO Senior Secured Management, Inc.
                                    as Attorney in fact

                                By:
                                    -------------------------------------
                                Name:
                                Title:



                                AIMCO CDO SERIES 2000-A

                                By:
                                    -------------------------------------
                                Name:
                                Title:


                                By:
                                    -------------------------------------
                                Name:
                                Title:


                                ALLSTATE LIFE INSURANCE COMPANY


                                By:
                                    -------------------------------------
                                Name:
                                Title:



                                By:
                                    -------------------------------------
                                Name:
                                Title:

                                AMMC CDO II, LIMITED
                                By: American Money Management Corp.,
                                    as Collateral Manager

                                By: /s/ David P. Meyer
                                    -------------------------------------
                                Title:
                                Vice President


                                APEX (IDM) CDO I, LTD.

                                By: /s/ Mark K. Misenheimer
                                    -------------------------------------
                                Title: Senior Vice President


                                ARCHIMEDES FUNDING III, LTD.
                                By: ING Capital Advisors LLC, as
                                    Collateral Manager

                                By:
                                    -------------------------------------
                                Name:
                                Title:


                                ARCHIMEDES FUNDING IV (CAYMAN), LTD.
                                By: ING Capital Advisors LLC, as
                                    Collateral Manager


                                By:
                                    -------------------------------------
                                Name:
                                Title:


                                ARES III CLO LTD.
                                By: ARES CLO Management LLC, Investment Manager


                                By: /s/ Jeff Moore
                                    -------------------------------------
                                Title: Vice President


                                ARES IV CLO, LTD.
                                By: ARES CLO Management IV, L.P.,
                                Investment Manager
                                By: Ares CLO GP IV, LLC, Its Managing Member

                                By: /s/ Jeff Moore
                                    -------------------------------------
                                Title: Vice President

                                ARES LEVERAGED INVESTMENT
                                FUND L.P.
                                By: ARES Management, L.P.
                                Its: General Partner


                                By: /s/ Jeff Moore
                                    -------------------------------------
                                Title: Vice President


                                ARES LEVERAGED INVESTMENT
                                FUND II, L.P.
                                By: ARES Management II, L.P.
                                Its: General Partner



                                By: /s/ Jeff Moore
                                    -------------------------------------
                                Title: Vice President


                                ATHENA CDO, LIMITED (Acct 1277)
                                By: Pacific Investment Management Company
                                LLC, as its Investment Advisor

                                By:
                                    -------------------------------------
                                Name:
                                Title:


                                AVALON CAPITAL LTD.
                                By: INVESCO Senior Secured Management, Inc.
                                as Portfolio Advisor

                                By:
                                    -------------------------------------
                                Name:
                                Title:


                                AVALON CAPITAL LTD. 2
                                By: INVESCO Senior Secured Management, Inc.
                                as Portfolio Advisor

                                By:
                                    -------------------------------------
                                Name:
                                Title:

                                THE BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                                By: /s/ S. Akita
                                    -------------------------------------
                                Title: Vice President


                                BANKERS TRUST COMPANY

                                By: /s/ Gregory Shefrin
                                    -------------------------------------
                                Title: Director


                                CANADIAN IMPERIAL BANK OF COMMERCE

                                By: /s/ Tefta Ghilaga
                                    -------------------------------------
                                Title: Executive Director


                                CAPTIVA II FINANCE LTD.


                                By:
                                    -------------------------------------
                                Name:
                                Title:


                                CAPTIVA III FINANCE LTD. (Acct 275)
                                as advised by Pacific Investment
                                Management Company LLC

                                By:
                                    -------------------------------------
                                Name:
                                Title:


                                CAPTIVA IV FINANCE LTD. (Acct 1275)
                                as advised by Pacific Investment Management
                                Company LLC

                                By:
                                    -------------------------------------
                                Name:
                                Title:

                                CARAVELLE INVESTMENT FUND, L.L.C.;
                                by Trimaran Advisors, L.L.C.


                                By:
                                    -------------------------------------
                                Name:
                                Title:


                                CARLYLE HIGH YIELD PARTNERS, L.P.


                                By: /s/ Linda M. Pace
                                    -------------------------------------
                                Title: Vice President


                                CARLYLE HIGH YIELD PARTNERS II, LTD.


                                By: /s/ Linda M. Pace
                                    -------------------------------------
                                Title: Vice President


                                CENTURION CDO II LTD.
                                By: American Express Asset Management Group
                                Inc., as Collateral Manager


                                By: /s/ Michael M. Leyland
                                    -------------------------------------
                                Title: Managing Director


                                CENTURION CDO III, LIMITED


                                By: /s/ Michael M. Leyland
                                    -------------------------------------
                                Title: Managing Director


                                CERES II FINANCE LTD.
                                By: INVESCO Senior Secured Management, Inc.
                                as Sub-Managing Agent (Financial)

                                By:
                                    -------------------------------------
                                Name:
                                Title:

                                CHARTER VIEW PORTFOLIO
                                By: INVESCO Senior Secured Management, Inc.
                                as Investment Advisor


                                By:
                                    -------------------------------------
                                Name:
                                Title:


                                COLUMBUS LOAN FUNDING, LTD.
                                By: Travelers Asset Management
                                International Company, LLC


                                By: /s/ Pamela Westmoreland
                                    -------------------------------------
                                Title: Vice President


                                CONTINENTAL ASSURANCE COMPANY


                                By:
                                    -------------------------------------
                                Name:
                                Title:


                                CREDIT INDUSTRIEL ET COMMERCIAL


                                By: /s/ Marcus Edward
                                    -------------------------------------
                                Title: Vice President


                                By: /s/ Anthony Rock
                                    -------------------------------------
                                Title: Vice President


                                CREDIT SUISSE FIRST BOSTON


                                By:
                                    -------------------------------------
                                Name:
                                Title:


                                CSAM FUNDING I


                                By:
                                    -------------------------------------
                                Name:
                                Title:

                                CYPRESSTREE INVESTMENT PARTNERS I, LTD.


                                By: /s/ Jonathan D. Sharkey
                                    -------------------------------------
                                Title: Principal


                                CYPRESSTREE INVESTMENT PARTNERS II LTD.


                                By: /s/ Jonathan D. Sharkey
                                    -------------------------------------
                                Title: Principal


                                DAI-ICHI KANGYO BANK, LIMITED


                                By:
                                    -------------------------------------
                                Name:
                                Title:


                                DELANO COMPANY (Acct 274)
                                By: Pacific Investment Management Company LLC, as its Investment Advisor


                                By:
                                    -------------------------------------
                                Name:
                                Title:


                                ELC (CAYMAN) LTD., 2000-I
                                By: /s/ Mark K. Misenheimer
                                    -------------------------------------
                                Title: Senior Vice President


                                ERSTE BANK DER
                                OESTERREICHISCHEN SPARKASSEN AG


                                By:
                                    -------------------------------------
                                Name:
                                Title:


                                By:
                                    -------------------------------------
                                Name:
                                Title:


                                FIDELITY ADVISOR SERIES II:
                                FIDELITY ADVISOR FLOATING RATE HIGH INCOME


                                By:
                                    -------------------------------------
                                Name:
                                Title:

                                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY


                                By: /s/ Jonathan D. Sharkey
                                    -------------------------------------
                                Title: Principal



                                FIRST SUNAMERICA LIFE INSURANCE COMPANY

                                By: /s/ Steven Oh
                                    -------------------------------------
                                Title: Authorized Agent



                                FIRST UNION NATIONAL BANK


                                By: /s/ Joe Mynatt
                                    -------------------------------------
                                Title: Vice President


                                FIRSTAR BANK, NATIONAL ASSOCIATION


                                By:
                                    -------------------------------------
                                Name:
                                Title:


                                FLEET NATIONAL BANK


                                By:
                                    -------------------------------------
                                Name:
                                Title:


                                GALAXY CLO 1999-1, LTD.
                                By: SAI Investment Advisor, Inc.,
                                its Collateral Manager


                                By: /s/ Thomas G. Brandt
                                    -------------------------------------
                                Title: Authorized Agent


                                GENERAL MOTORS EMPLOYEES
                                GLOBAL GROUP PENSION TRUST,
                                by State Street Bank and
                                Trust Company as Trustee

                                By:
                                    -------------------------------------
                                Name:
                                Title:

                                GENERAL MOTORS WELFARE BENEFITS TRUST,
                                by State Street Bank and Trust Company
                                as Trustee


                                By:
                                    -------------------------------------
                                Name:
                                Title:


                                GOLDMAN SACHS CREDIT PARTNERS L.P.


                                By: /s/ Tracy McCaffrey
                                    -------------------------------------
                                Title: Authorized Signatory


                                HARCH CLO I LIMITED


                                By: /s/ Michael E. Lewitt
                                    -------------------------------------
                                Title: Authorized Signatory


                                HELLER FINANCIAL INC.


                                By: /s/ Robert M. Reeg
                                    -------------------------------------
                                Title: Assistant Vice President


                                INDOSUEZ CAPITAL FUNDING IV, L.P.
                                By: Indosuez Capital as Portfolio Advisor


                                By: /s/ Melissa Marano
                                    -------------------------------------
                                Title: Vice President


                                INDOSUEZ CAPITAL FUNDING VI, LIMITED
                                By: Indosuez Capital as Collateral Manager

                                By: /s/ Melissa Marano
                                    -------------------------------------
                                Title: Vice President


                                INNER HARBOR CBO 2001-1 LTD,
                                by T.Rowe Price Associates, Inc., in its capacity as Collateral Manager


                                By: /s/ Kim Z. Golden
                                    -------------------------------------
                                Title: Vice President

                                INVESCO CBO 2000-1 LTD.
                                By: INVESCO Senior Secured
                                Management, Inc. as Portfolio Advisor


                                By:
                                    -------------------------------------
                                Name:
                                Title:


                                JISSEKIKUN FUNDING, LTD. (Acct 1288)
                                By: Pacific Investment Management
                                Company, LLC as its Investment Advisor


                                By:
                                    -------------------------------------
                                Name:
                                Title:



                                KEMPER FLOATING RATE FUND


                                By: /s/ Kenneth Weber
                                    -------------------------------------
                                Title: Senior Vice President



                                KZH CNC LLC


                                By: /s/ Susan Lee
                                    -------------------------------------
                                Title: Authorized Agent



                                KZH CRESCENT LLC


                                By:
                                    -------------------------------------
                                Name:
                                Title:


                                KZH CRESCENT-2 LLC


                                By:
                                    -------------------------------------
                                Name:
                                Title:

                                KZH CRESCENT-3 LLC


                                By:
                                    -------------------------------------
                                Name:
                                Title:


                                KZH CYPRESSTREE-1 LLC


                                By: /s/ Susan Lee
                                    -------------------------------------
                                Title: Authorized Agent


                                KZH ING-1 LLC


                                By:
                                    -------------------------------------
                                Name:
                                Title:


                                KZH ING-2 LLC


                                By:
                                    -------------------------------------
                                Name:
                                Title:


                                KZH LANGDALE LLC


                                By: /s/ Susan Lee
                                    -------------------------------------
                                Title: Authorized Agent


                                KZH PONDVIEW LLC


                                By: /s/ Susan Lee
                                    -------------------------------------
                                Title: Authorized Agent


                                KZH SOLEIL LLC


                                By: /s/ Susan Lee
                                    -------------------------------------
                                Title: Authorized Agent

                                KZH SOLEIL-2 LLC


                                By: /s/ Susan Lee
                                    -------------------------------------
                                Title: Authorized Agent



                                KZH STERLING LLC


                                By: /s/ Susan Lee
                                    -------------------------------------
                                Title: Authorized Agent


                                KZH WATERSIDE LLC

                                By: /s/ Susan Lee
                                    -------------------------------------
                                Title: Authorized Agent


                                LIBERTY- STEIN ROE ADVISOR
                                FLOATING RATE ADVANTAGE FUND,
                                by Stein Roe & Farnham Incorporated as Advisor


                                By: /s/ Kathleen A. Zarn
                                    -------------------------------------
                                Title: Vice President


                                LONGHORN CDO (CAYMAN) LTD.
                                By: Merrill Lynch Investment Managers, L.P. as
                                    Investment Advisor

                                By: /s/ Joseph Matteo
                                    -------------------------------------
                                Title: Authorized Signatory


                                MADISON AVENUE CDO I, LIMITED,
                                by METROPOLITAN LIFE INSURANCE COMPANY as
                                Collateral Manager

                                By: /s/ Claudia Cromie
                                    -------------------------------------
                                Title: Director


                                MELLON BANK, N.A.


                                By:
                                    -------------------------------------
                                Name:
                                Title:

                                MERRILL LYNCH GLOBAL
                                INVESTMENT SERIES BANK LOAN INCOME PORTFOLIO
                                By: Merrill Lynch Investment Managers, L.P.
                                    as Investment Advisor


                                By: /s/ Joseph Matteo
                                    -------------------------------------
                                Title: Authorized Signatory



                                MERRILL LYNCH MASTER SENIOR FLOATING RATE TRUST


                                By: /s/ Joseph Matteo
                                    -------------------------------------
                                Title: Authorized Signatory



                                MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.


                                By: /s/ Joseph Matteo
                                    -------------------------------------
                                Title: Authorized Signatory



                                METROPOLITAN LIFE INSURANCE COMPANY


                                By: /s/ Claudia Cromie
                                    -------------------------------------
                                Title: Director



                                METROPOLITAN PROPERTY AND CASUALTY INSURANCE


                                By: /s/ Claudia Cromie
                                    -------------------------------------
                                Title: Authorized Signatory



                                MUIFIELD TRADING LLC


                                By:
                                    -------------------------------------
                                Name:
                                Title:

                                MUZINICH CASHFLOW CBO, LTD.


                                By:
                                    -------------------------------------
                                Name:
                                Title:


                                NATEXIS BANQUES POPULAIRES


                                By: /s/ Evan S. Kraus
                                    -------------------------------------
                                Title: Vice President


                                By: /s/ Cynthia E. Sachs
                                    -------------------------------------
                                Title: Vice President, Group Manager


                                NEMEAN CLO, LTD.
                                By: ING Capital Advisors LLC,
                                as Investment Manager


                                By:
                                    -------------------------------------
                                Name:
                                Title:


                                NORSE CBO, LTD.
                                By: Regiment Capital Management, LLC
                                    as its Investment Advisor
                                By: Regiment Capital Advisors, LLC its
                                Manager and pursuant to delegated authority


                                By: /s/ Timothy S. Peterson
                                    -------------------------------------
                                Title: President


                                NORTH AMERICAN SENIOR FLOATING RATE FUND INC
                                By: Stanfield Capital Partners LLC as Subadvisor

                                By: /s/ Gregory L. Smith
                                    -------------------------------------
                                Title: Partner


                                OLYMPIC FUNDING TRUST, SERIES 1999-1


                                By:
                                    -------------------------------------
                                Name:
                                Title:

                                PINEHURST TRADING, INC.

                                By: /s/ Ann E. Morris
                                    -------------------------------------
                                Title: Assistant Vice President



                                REGIMENT CAPITAL, LTD.
                                By: Regiment Capital Management, LLC as
                                    its Investment Advisor
                                By: Regiment Capital Advisors, LLC its
                                    Manager and pursuant to delegated authority


                                By:
                                    -------------------------------------
                                Name:
                                Title:


                                RIVIERA FUNDING LLC

                                By:
                                    -------------------------------------
                                Name:
                                Title:


                                SAWGRASS TRADING LLC


                                By:
                                    -------------------------------------
                                Name:
                                Title:



                                SCM COMMUNICATIONS CBO I LTD.


                                By:
                                    -------------------------------------
                                Name:
                                Title:


                                SENIOR DEBT PORTFOLIO
                                By: Boston Management and Research as
                                    Investment Advisor


                                By:
                                    -------------------------------------
                                Name:
                                Title:

                                SEQUILS I, LTD.
                                By: TCW Advisors, Inc. as its Collateral Manager


                                By:
                                    -------------------------------------
                                Name:
                                Title:


                                SEQUILS IV, LTD.
                                By: TCW Advisors, Inc. as its Collateral Manager


                                By:
                                    -------------------------------------
                                Name:
                                Title:


                                SEQUILS-CUMBERLAND I, LTD.
                                By: Deerfield Capital Management, L.L.C.,
                                as its Collateral Manager


                                By:
                                    -------------------------------------
                                Name:
                                Title:


                                SEQUILS-ING I (HBDGM), LTD.
                                By: ING Capital Advisors LLC, as
                                Collateral Manager

                                By:
                                    -------------------------------------
                                Name:
                                Title:


                                SRF 2000 LLC


                                By: /s/ Ann E. Morris
                                    -------------------------------------
                                Title: Assistant Vice President


                                STANFIELD CLO, LTD.
                                By: Stanfield Capital Partners LLC as its
                                    Collateral Manager


                                By: /s/ Gregory L. Smith
                                    -------------------------------------
                                Title: Partner

                                STANFIELD/RMF TRANSATLANTIC CDO LTD.

                                By: Stanfield Capital Partners LLC as its
                                    Collateral Manager

                                By: /s/ Gregory L. Smith
                                    -------------------------------------
                                Title: Partner



                                STEIN ROE & FARNHAM CLO I LTD.,
                                by Stein Roe & Farnham Incorporated as
                                Portfolio Manager

                                By: /s/ Kathleen A. Zarn
                                    -------------------------------------
                                Title: Vice President



                                STEIN ROE FLOATING RATE LIMITED LIABILITY
                                COMPANY


                                By: /s/ Kathleen A. Zarn
                                    -------------------------------------
                                Title: Vice President



                                SUNAMERICA LIFE INSURANCE COMPANY


                                By: /s/ Steven Oh
                                    -------------------------------------
                                Title: Authorized Agent


                                SUNTRUST BANK


                                By: /s/ Karen Copeland
                                    -------------------------------------
                                Title: Vice President



                                TCW SELECT  LOAN  FUND,  LIMITED
                                By: TCW  Advisors,  Inc.  as its  Collateral
                                Manager

                                By:
                                    -------------------------------------
                                Name:
                                Title:

                                TORONTO DOMINION (NEW YORK), INC.


                                By: /s/ Stacey Malek
                                    -------------------------------------
                                Title: Vice President



                                TRAVELERS CORPORATE LOAN FUND


                                By: /s/ Pamela Westmoreland
                                    -------------------------------------
                                Title: Vice President



                                TRYON CLO LTD. 2000-1


                                By:
                                    -------------------------------------
                                Name:
                                Title:


                                UNITED OF OMAHA LIFE INSURANCE COMPANY
                                By: TCW Asset Management Company,
                                    its Investment Advisor


                                By:
                                    -------------------------------------
                                Name:
                                Title:



                                US BANK NATIONAL ASSOCIATION


                                By:
                                    -------------------------------------
                                Name:
                                Title:


                                WINDSOR LOAN FUNDING, LIMITED
                                By: Stanfield Capital Partners LLC as its
                                    Investment Manager

                                By: /s/ Gregory L. Smith
                                    -------------------------------------
                                Title: Partner




                                WINGED FOOT FUNDING TRUST


                                By: /s/ Ann E. Morris
                                    -------------------------------------
                                Title: Authorized Agent

Each of the undersigned Guarantors hereby consents to the foregoing Amendment No. 3:

YOUNG BROADCASTING OF LANSING, INC.
YOUNG BROADCASTING OF LOUISIANA, INC.
YOUNG BROADCASTING OF LA CROSSE, INC.
YOUNG BROADCASTING OF NASHVILLE, INC.
YOUNG BROADCASTING OF ALBANY, INC.
WINNEBAGO TELEVISION CORPORATION KLFY, L.P.
  By: Young Broadcasting of Louisiana, Inc., its General Partner WKRN, G.P.
  By: Young Broadcasting of Nashville, Inc., its General Partner
LAT, INC.
YBT, INC.
YOUNG  BROADCASTING OF RICHMOND, INC.
YOUNG  BROADCASTING OF GREEN BAY, INC.
YOUNG BROADCASTING OF KNOXVILLE, INC.
WATE, G.P.
  By: Young Broadcasting of Knoxville, Inc., its General Partner
YBK, INC.
YOUNG BROADCASTING OF DAVENPORT, INC.
YOUNG BROADCASTING OF SIOUX FALLS, INC.
YOUNG BROADCASTING OF RAPID CITY, INC.
YOUNG BROADCASTING OF LOS ANGELES, INC.
FIDELITY TELEVISION, INC.
YOUNG BROADCASTING OF SAN FRANCISCO, INC.
YOUNG HOLDING COMPANY, INC.
YBSF INC.
ADAM YOUNG INC.
HONEY BUCKET FILMS, INC.

         By:    /s/ James A. Morgan
                --------------------------------------
         Title: Executive Vice President and Chief Financial Officer